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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report in this Form 10-K into PetroQuest Energy, Inc.'s previously filed Registration Statements (File Nos. 333-52700, 333-42520, 333-65401 and 333-89961).



New Orleans, Louisiana                                   /s/ ARTHUR ANDERSEN LLP
March 30, 2001